FOIA CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1.21
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

Contract Page 22 of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

ontract Page 49a of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

ontract Page 49b of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

NSN  7540-01-152-8067

OPTIONAL FORM 336 (4-86)

Sponsored by GS NSN  7540-01-152-8067

A FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1 | 7

2. AMENDMENT/MODIFICATION NO. P00013	3. EFFECTIVE DATE 09/01/2014	4. REQUISITION/PURCHASE REQ. NO.,5. PROJECT NO. (If applicable) NS38G84196AS23
6. ISSUED BYCODE	HM0210	7. ADMINISTERED BY (If other than Item 6) CODE [**Redacted**] [**Redacted**]
[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
10B. DATED (SEE ITEM 13) 07/30/2013
CODE1CGQ7	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS  OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                            ☐  is extended.   ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER  If by virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

[**Redacted**]

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date,  etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.243-1 CHANGES - FIXED-PRICE and Incremental Funding IAW Paragraph B.10 & B.18

E. IMPORTANT:ContractorDis not.[Kl is required to sign this document and return               1         copies to the issuing office .

14. DESCRIPTION OF AMENDMENT/MODIFICATION  (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:31-1420852

DUNS Number:789638418

The purpose of this modification is to (1) Add new firm fixed price CLIN 0408, NGA Request for Change (RFC) N01-0606J, Establish CAVIS/SWIR Capability (WV03), Re-integrate GeoEye-1 (OV05 to GE0l), Resolve DigitalGlobe/GIMS Business Rules, and Provide Commercial Imagery Documentation Clean-up, in the amount of [**Redacted**]; and (2) decrease the value of CLIN 0406 to accommodate the value of new CLIN 0408.

The total value of the contract and the total funding obligated under the contract remains unchanged.

Continued ..

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect .

of person authorized to sign)
15A. NAME AND TITLE OF SIGNER (Type or print) [**Redacted**]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR [**Redacted**] (Signature of person authorized to sign)	15C. DATE SIGNED [**Redacted**]	[**Redacted**]	[**Redacted**]

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA

FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00013	PAGEOF
		2	7

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

  Paragraph B.7 Total Contract Price/Total Contract Funding (change page 22 is attached hereto):

  Under CLIN 0406, the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Obligated Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased to [**Redacted**]. The [**Redacted**] is reallocated to new CLIN 0408.

  New CLIN 0408 is added at follows: The Maximum Total Price column is established at [**Redacted**]; the Obligated Amount column is established at [**Redacted**]; and the Unfunded Amount column is established at [**Redacted**]. Obligated funds reflect the [**Redacted**] reallocated from CLIN 0406.

  Under Subtotal Contract Year 5, the Maximum Total Price column, the Obligated Amount column and the Unfunded Amount column are unchanged.

  Under Total Contract Value with Options, the Maximum Total Price column, the Obligated Amount column and the Unfunded Amount column are unchanged.

  Under Paragraph B.16, OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 And 0906:

SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT, the Ceiling Value of CLIN 0306 is corrected to read [**Redacted**] (revised under Modification P00012); and the Ceiling Value of CLIN 0406 is revised to read [**Redacted**]. Change page 25 is attached hereto.

  New Paragraph B.18, CLIN 0408, NGA  Request For Change N01-0606J, SWIR/CAVIS/GE01 & Business Rule Changes is added as follows (change pages 25 and 26 are attached hereto):

Request for Change (RFC) N01-0606J, Establish CAVIS/SWIR Capability (WV03), Re-integrate

(OV05 to GE01), Resolve Continued ...

1.  Under Section B, Supplies or Services and Prices/Costs:

a.  Paragraph B.7 Total Contract Price/Total Contract Funding (change page 22 is attached hereto):

(1)  Under CLIN 0406, the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Obligated Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased to [**Redacted**]. The [**Redacted**] is reallocated to new CLIN 0408.

(2)  New CLIN 0408 is added at follows: The Maximum Total Price column is established at [**Redacted**]; the Obligated Amount column is established at [**Redacted**]; and the Unfunded Amount column is established at [**Redacted**]. Obligated funds reflect the [**Redacted**] reallocated from CLIN 0406.

(3)  Under Subtotal Contract Year 5, the Maximum Total Price column, the Obligated Amount column and the Unfunded Amount column are unchanged.

(4)  Under Total Contract Value with Options, the Maximum Total Price column, the Obligated Amount column and the Unfunded Amount column are unchanged.

b.  Under Paragraph B.16, OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 And 0906:

COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT, the Ceiling Value of CLIN 0306 is corrected to read [**Redacted**] (revised under Modification P00012); and the Ceiling Value of CLIN 0406 is revised to read [**Redacted**]. Change page 25 is attached hereto.

c.  New Paragraph B.18, CLIN 0408, NGA  Request For Change N01-0606J, SWIR/CAVIS/GE01 & Business Rule Changes is added as follows (change pages 25 and 26 are attached hereto):

NGA Request for Change (RFC) N01-0606J, Establish CAVIS/SWIR Capability (WV03), Re-integrate

GeoEye-1 (OV05 to GE01),

Resolve Continued ...

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

NSN  7540-01-152-8067

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00013	PAGEOF
		3	7

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

(
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DigitalGlobe/GIMS Business Rules, and Provide Commercial Imagery Documentation Clean-up.

Firm Fixed Price [**Redacted**]. ([**Redacted**] of the effort was performed and invoiced under CLIN 0306, for a total RFC price of [**Redacted**].)

The scope of this Firm Fixed Price CLIN is for the effort to develop the architecture and operational interfaces necessary to support ordering and dissemination of WorldView-3 (WV03) short-wave infrared resolution (SWIR) sensor, clouds, aerosols, vapors, ice and snow (CAVIS) sensor and GeoEye-1 (GE01) sensor data into the National System for Geospatial Intelligence (NSG) Enterprise architecture, as well as incorporate required Business Rule changes. This CLIN adds  the DigitalGlobe supporting development effort  and test events required for SWIR/CAVIS/GE01 and Business Rule integration into the NSG being accomplished under and in accordance with RFC

N01-0606J. The development and testing schedule is in accordance with DigitalGlobe Proposal

DG-14-111 (dated 22-July-2014) and through completion of all NSG RFC testing. Payment under this CLIN shall be in accordance with Special Contract Requirement H.35, Special Terms and Conditions for Interim Payments, Line Item 0408 - Milestone Event and Amount

Funds are not presently available for the full amount of CLIN 0408, which the Government intends to incrementally fund. The Government’s and the Contractor’s continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN  may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

2. Under Section F, Deliveries or Performance, F.5, Period of Performance, new paragraph c. is added as follows:    CLIN 0408 - The contractor shall provide development effort, testing

Continued ...

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

NSN  7540-01-152-8067

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00013	PAGEOF
		4	7

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

support, data deliverables and reports in accordance with RFC N01-0606J. The development and testing schedule is in accordance with DigitalGlobe Proposal DG-14-111 (dated 22-July-2014) and through completion of all NSG RFC testing

3.  Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the reallocation of [**Redacted**] from CLIN 0406 informational

Sub-CLIN 040601 to new CLIN 0408 informational Sub-CLIN 040801. Change page 34 is attached hereto.

4.  Under Section H, Special Contract Requirements, new Special Contract Requirement H.35, Special Terms and Conditions for Interim Payments, Line Item 0408 - Milestone Event and Amount, is added as delineated on change page 49a and new page 49b, attached hereto.

5.  A revised Section A through Section J Table of Contents is provided to reflect new Section B Paragraph B.18 and New Section H Special Contract Requirement H.35. Change pages 18 and 19 and page 20 (for repagination) are attached hereto.

LIST OF CHANGES:

Period Of Performance End Date changed FROM 31-AUG-2015, TO 31-DEC-2015.

CHANGES FOR CLIN:   0406. Description changed FROM Commercial Satellite Imagery - System Engineering Services Support. Ceiling Price [**Redacted**], TO Commercial Satellite Imagery - System Engineering Services Support. Ceiling Price [**Redacted**].

Total Amount changed FROM [**Redacted**], TO [**Redacted**].

CHANGES FOR CLIN:   040601. Total Amount changed FROM [**Redacted**], TO [**Redacted**].

Incremental Funded Amount changed FROM [**Redacted**], TO [**Redacted**] ([**Redacted**] decrease).

CHANGES FOR ACCOUNTING CODE:

Continued ...

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

NSN  7540-01-152-8067

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00013	PAGEOF
		5	7

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

(
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**]

Amount changed FROM [**Redacted**], TO [**Redacted**].

ADD NEW CLIN:    0408, NGA Request for Change (RFC) N01-0606J.

CLIN VALUE [**Redacted**].

ADD NEW CLIN:    040801, NGA RFC N01-0606J -

Funding.

CLIN VALUE [**Redacted**].

Incremental Funded Amount [**Redacted**].

ACCOUNTING CODE:

[**Redacted**]

Amount [**Redacted**].

ADD NEW CLIN:    040802, NGA RFC N01-0606J -

Funding.

CLIN VALUE [**Redacted**].

Incrementally Funded Amount:    [**Redacted**].

ACCOUNTING CODE: TBD

Discount Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 12/31/2015

Change Item 0406 to read as follows(amount shown is the obligated amount):

0406

Commercial Satellite Imagery - System Engineering Services Support. Ceiling Price [**Redacted**]

Award Type: Time-and-materials

CLIN VALUE[**Redacted**]

Incrementally Funded Amount: [**Redacted**]Product/Service Code:    7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2014 to 08/31/2015

Continued ...

[**Redacted**]

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

NSN  7540-01-152-8067

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00013	PAGEOF
		6	7

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
040601	Change Item 040601 to read as follows(amount				[**Redacted**]
shown is the obligated amount):
System Engineering Services Support. Funding for
RDT&E task(s) as directed
Award Type: Time-and-materials
CLIN VALUE[**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Period of Performance: 09/01/2014 to 08/31/2015
Add Item 0408 as follows:
0408	NGA Request for Change (RFC) N01-0606J, Establish				[**Redacted**]
CAVIS/SWIR Capability (WV03), Re-integrate
GeoEye-1 (OV05 to GE01), Resolve
DigitalGlobe/GIMS Business Rules, and Provide
Commercial Imagery Documentation Clean-up.
Firm Fixed Price [**Redacted**]. ([**Redacted**]
of the effort was performed and invoiced under
CLIN 0306, for a total RFC price of
[**Redacted**].)
The scope of this Firm Fixed Price CLIN is for
the effort to develop the architecture and
operational interfaces necessary to support
ordering and dissemination of WorldView-3 (WV03)
short-wave infrared resolution (SWIR) sensor,
clouds, aerosols, vapors, ice and snow (CAVIS)
sensor and GeoEye-1 (GE01) sensor data into the
National System for Geospatial Intelligence (NSG)
Enterprise architecture, as well as incorporate
required Business Rule changes. This CLIN adds
the DigitalGlobe supporting development effort
and test events required for SWIR/CAVIS/GE01 and
Business Rule integration into the NSG being
accomplished under and in accordance with RFC
N01-0606J. The development and testing schedule
is in accordance with DigitalGlobe Proposal
DG-14-111 (dated 22-July-2014) and through
completion of all NSG RFC testing. Payment under
this CLIN shall be in accordance with Special
Contract Requirement H.35, Special Terms and
Conditions for Interim Payments, Line Item 0408 -
Milestone Event and Amount.
Continued ...

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

NSN  7540-01-152-8067

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00013	PAGEOF
		7	7

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
040801	Funds are not presently available for the full				[**Redacted**]
amount of CLIN 0408, which the Government intends
to incrementally fund. The Government's and the
Contractor's continuing obligations under this
CLIN are contingent upon the availability of
funding. No legal liability on the part of the
Government for any payment or on the part of the
Contractor for any performance under this CLIN
may arise until funds are made available to the
Contracting Officer and until the Contractor
receives notice of such availability in writing
from the Contracting Officer and the Contracting
Officer modifies the contract to expressly
obligate the additional funds.
CLIN VALUE[**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Period of Performance: 09/01/2014 to 12/31/2015
Add Item 040801 as follows:
NGA RFC N01-0606J - Funding
CLIN VALUE[**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Period of Performance: 09/01/2014 to 12/31/2015
Add Item 040802 as follows:
040802	NGA RFC N01-0606J - Funding				[**Redacted**]
CLIN VALUE[**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Period of Performance: 09/01/2014 to 12/31/2015

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

NSN  7540-01-152-8067

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00013

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

The information contained in this document must be protected in its entirety as
UNCLASSIFIED//FOR OFFICIAL USE ONLY.
Any combination of paragraphs marked “UNCLASSIFIED” must be reviewed in the event they, by compilation, disclose information at the UNCLASSIFIED//FOR OFFICIAL USE ONLY level as well.

(U) SECTION A – See Standard Form (SF) 1449, Solicitation, Offer and Award		21
(U) SECTION B - Supplies or Services/Prices		21
(U)	BASE PERIOD: [**Redacted**] (Reference Contract HM0210-10-C-0002)	21
B.1	(U) CLINs 0001, 0101 and 0201: [**Redacted**]	21
B.2	(U) CLINs 0002, 0102 and 0202: [**Redacted**]	21
B.3	(U) CLINs 0003, 0103 and 0203: [**Redacted**]	21
B.4	(U) CLINs 0004, 0104 and 0204: [**Redacted**]	21
B.5	(U) CLINs 0005, 0105 and 0205: [**Redacted**]	21
B.6	(U) CLINs 0006, 0106 and 0206: [**Redacted**]	21
B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING	21
B.8	(U) CLIN DESCRIPTION	23
B.9	(U) CONTRACT TYPE	23
(U)	OPTION PERIODS	23
B.10	(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)	23
B.11	(U) OPTION CLINs 0302, 0402, 0502, 0602, 0702, 0802 and 0902: [**Redacted**]	24
B.12	(U) [**Redacted**]	24
B.13	(U) OPTION CLINs 0303, 0403, 0503, 0603, 0703, 0803 and 0903: [**Redacted**]	24
B.14	(U) OPTION CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904: COMMERCIAL SATELLITE IMAGERY - VALUE-ADDED PRODUCTS AND SERVICES	24
B.15	(U) OPTION CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY	24
B.16	(U) OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT	25
B.17	(U) [**Redacted**]
B.18	(U) CLIN 0408, NGA REQUEST FOR CHANGE N01-0606J, SWIR/CAVIS/GE01 & BUSINESS RULE CHANGES	25
C.1	(U) STATEMENT OF WORK	26
(U) SECTION D - Packaging and Marking		27
D.1	(U) PACKAGING AND MARKING INSTRUCTIONS PRESERVATION, PACKAGING, PACKING, AND MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)	27
D.2	(U) PROHIBITED PACKING MATERIALS	27
D.3	(U) MARKINGS OF WARRANTED ITEMS	27
(U) SECTION E - Inspection and Acceptance		28
E.1	(U) FAR 52.246-6 INSPECTION - TIME-AND-MATERIAL AND LABOR-HOUR. (MAY 2001)	28
E.2	(U) INSPECTION	28
E.3	(U) ACCEPTANCE	28
(U) SECTION F - Deliveries or Performance		29
F.1	(U) FAR 52.242-15 STOP-WORK ORDER. (AUG 1989)	29
F.2	(U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991)	29
F.3	(U) CONSIGNEE AND ADDRESS	29
F.4	(U) PERSONAL DELIVERY	29
F.5	(U) PERIOD OF PERFORMANCE	29
F.6	(U) PLACE OF DELIVERY	30
F.7	(U) DATA DELIVERABLE	30
(U) SECTION G - Contract Administration Data		31

Contract Page 18 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00013

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)	31
G.2	(U) NGA: 5X52.232-9000, SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(MAR 2013)	32
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)	32
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD)	32
G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)	33
G.6	(U) ACCOUNTING AND APPROPRIATION DATA	33
(U) SECTION H - Special Contract Requirements		35
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)	35
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)	36
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004)	37
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED)	38
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003)	39
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)	39
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04)	39
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)	40
H.9	(U) NON-PUBLICITY	40
H.10	(U) NGA: INSURANCE (SEP 2003)	40
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)	41
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)	41
H.13	(U) NGA: 5X45.102-9000 GOVERNMENT FURNISHED ACCOUNTABLE PROPERTY (MAY 2003)	41
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)	43
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)	43
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)	43
H.17	(U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION	44
H.18	(U) ORGANIZATIONAL CONFLICT OF INTEREST	44
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING	44
H.20	(U) WARRANTY	45
H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL	45
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS	45
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT	45
H.24	(U) EXERCISE OF OPTIONS	46
H.25	(U) PERMANENT WITHHOLD	47
H.26	(U) [**Redacted**]	47
H.27	(U) [**Redacted**]	47
H.28	(U) [**Redacted**]	47
H.29	(U) [**Redacted**]	47
H.30	(U) [**Redacted**]	47
H.31	(U) SPECIAL TERMS AND CONDITIONS FOR COMMITMENT OF AUGMENTATION TECHNICAL PARAMETERS	47
H.32	(U) REVISED CAPACITY AGREEMENT	48
H.33	(U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP	49
H.34	(U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013)	50
H.35	(U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 - MILESTONE EVENT AND AMOUNT	50
(U) SECTION I - Contract Clauses		50
I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)	50
I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)	50

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I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009) - ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only)	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS. (APR 2010)	50
I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	55
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT.(DEC 2007)	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	56
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JUN 2007)	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	57
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	57
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	57
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE. (DEC 1991)	57
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *	60
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION. (MAY 2006)	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)	63
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)	63
(U) SECTION J - List of Documents Exhibits and Other Attachments		64

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0401	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0500
0501	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0600
0601	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0700
0701	$300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0800
0801	$300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0900

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CLINs 0305, 0405, 0505, 0605, 0705, 0805, and 0905 up to and including the amount designated as the “maximum”. The Government has no minimum order obligations.

B.16(U) OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. These Option CLINs have a ceiling value as indicated below. The sum of all effort provided herein and invoiced for shall not exceed the ceiling value per Option CLIN. Option CLINs 0306, 0406, 0506, 0606, 0706, 0806, and 0906 are T&M CLINs for System Engineering Services Support. T&M support shall be provided as directed by the Contracting Officer.

(U) Ceiling Value: [**Redacted**]per Option CLIN 0306

(U) Ceiling Value: [**Redacted**]per Option CLIN 0406

(U) Ceiling Value: [**Redacted**]Option CLINs 0506, 0606, 0706, 0806 and 0906

(U) These Option CLINs will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under these CLINs are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under these Option CLINs may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.17[**Redacted**]

B.18(U) CLIN 0408, NGA REQUEST FOR CHANGE N01-0606J, SWIR/CAVIS/GE01 & BUSINESS RULE CHANGES

(U) NGA Request for Change (RFC) N01-0606J, Establish CAVIS/SWIR Capability (WV03), Re-integrate GeoEye-1 (OV05 to GE01), Resolve DigitalGlobe/GIMS Business Rules, and Provide Commercial Imagery Documentation Clean-up.

(U) Firm Fixed Price [**Redacted**].  [**Redacted**] of the effort was performed and invoiced under CLIN 0306, for a total RFC price of $[**Redacted**].)

(U) The scope of this Firm Fixed Price CLIN is for the effort to develop the architecture and operational interfaces necessary to support ordering and dissemination of WorldView-3 (WV03) short-wave infrared resolution (SWIR) sensor, clouds, aerosols, vapors, ice and snow (CAVIS) sensor and GeoEye-1 (GE01) sensor data into the National System for Geospatial Intelligence (NSG) Enterprise architecture, as well as incorporate required Business Rule changes. This CLIN adds the DigitalGlobe supporting development effort and test events required for SWIR/CAVIS/GE01 and Business Rule integration into the NSG being accomplished under and in accordance with RFC N01-0606J. The development and testing schedule is in accordance with DigitalGlobe Proposal DG-14-111 (dated 22-July-2014) and through completion of all NSG RFC testing. Payment under this CLIN shall be in accordance with Special Contract Requirement H.35, Special Terms and Conditions for Interim Payments, Line Item 0408 - Milestone Event and Amount.

(U) Funds are not presently available for the full amount of CLIN 0408, which the Government intends to incrementally fund. The Government’s and the Contractor’s continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor

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receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

(End of SECTION B - Supplies or Services/Prices)

(U) SECTION C - Description/Specifications

C.1(U) STATEMENT OF WORK

(U)The Contractor shall provide all personnel, materials, and facilities to furnish the items specified in Section B of this contract in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and Contract Attachment 2, DD Form 254, Contract Security Classification Specification.

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This Table is UNCLASSIFIED
Contract Year	CLIN Series 0x01	CLIN Series 0x02	CLIN Series 0x03	CLIN Series 0x04	CLIN Series 0x05	CLIN Series 0x06	CLIN Series 0x07
1	[**Redacted**] (reference Contract HM0210-10-C-0002)
2
3
4	01-September-2013 through 31-August-2014
5	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
6	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
7	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
8	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
9	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
10	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE

b. (U) Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this clause. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.

c. (U) CLIN 0408 - The contractor shall provide development effort, testing support, data deliverables and reports in accordance with RFC N01-0606J. The development and testing schedule is in accordance with DigitalGlobe Proposal DG- 14-111 (dated 22-July-2014) and through completion of all NSG RFC testing.

F.6(U) PLACE OF DELIVERY

a. (U) Primary Delivery: Origin. The articles to be furnished hereunder shall be delivered upon placement into the NGA Product Archive located at the Contractor’s site or as designated by the Contracting Officer at the time of tasking in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

b. (U) Secondary Delivery: Destination. Finished products shall be transmitted electronically (in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work) upon NGA request after placement into the NGA Product Archive located at the Contractor’s site at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.

F.7(U) DATA DELIVERABLE

(U) The contractor shall provide data deliverables and reports in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

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Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]

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H.34(U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013)

(H.34 is only applicable to personnel on site at a Government facility.)

(U)(a) An NGA facility may be closed down for all or a portion of a business day(s) as a result of:

1)Failure of Congress to appropriate funds, resulting in a government shutdown and furlough of government personnel;

2)Actual Continuity of Operations (COOP) or COOP training exercises;

3)Severe weather;

4)Unplanned events; or

5)Any other reason deemed appropriate by the D/NGA.

(U) (b) In specific reference to (a) 1, and notwithstanding any other provision of the Contract, in the event the Federal government is shutdown or NGA facilities are closed due to the failure of Congress to appropriate necessary funds for the continued performance of services under the Contract, the Contractor shall not perform services under the Contract unless notified by the NGA Senior Procurement Executive (SPE) that performance of services is authorized.

(U) (c) In specific reference to (a)2 through (a)5, the Contractor’s personnel may be authorized by the cognizant Contracting Officer or Contracting Officer’s Representative (COR) to work during a Government shutdown or closure as described in this clause, as long as any work performed does not result in the incurrence of any form of holiday, premium or differential compensation or additional costs for alternate work locations to be reimbursed by the Government as a direct or non-nominal indirect cost. Unless otherwise explicitly authorized by another clause, such costs are not allowable under the Contract. Further, when services are not performed (e.g., a contractor employee takes leave) the non-working hours are not allowable as a direct charge under the Contract.

H.34(U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 - MILESTONE EVENT AND AMOUNT

(U) Payment Event and Amount. The interim payment events and payment amounts are as follows:

Table is UNCLASSIFIED

[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
•[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

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[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
•[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]			[**Redacted**]
[**Redacted**]

Table is UNCLASSIFIED

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